Discontinued operations (Tables)	12 Months Ended
Dec. 31, 2011
Discontinued operations
Income/(loss) from discontinued operations

in	2011	2010	2009

Income/(loss) from discontinued operations (CHF million)

Net revenues	–	(19)	56

Total expenses	–	0	(167)

Income/(loss) from discontinued operations before taxes	–	(19)	(111)

Gain on disposal	–	0	261	[1]

Income tax expense/(benefit)	–	0	(19)

Income/(loss) from discontinued operations, net of tax	–	(19)	169

1 Represents net gains from the deconsolidation of subsidiaries. The Group did not retain any investment in the former subsidiaries.